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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-76407


DAVIS VALUE PORTFOLIO

(Part of Davis Variable Account Fund, Inc.)

July 1, 1999
(Amended March 13, 2000)

This prospectus contains important information. Please read it before investing and keep it for future reference.

Davis Value Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

An investment in Davis Value Portfolio is not a deposit in a bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is a risk that you could lose a portion or all of your investment.

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


Over 25 Years of Reliable Investing

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                                TABLE OF CONTENTS

DAVIS VALUE PORTFOLIO
         Investment Objective and Strategies
         The Davis Investment Philosophy
         Principal Risks of Investing in Davis Value Portfolio
         Performance Information

DAVIS MANAGEMENT
         The Adviser and Sub-Adviser
         The Adviser's Performance History
         Adviser Compensation
         Senior Research Adviser and Founder, Portfolio Managers

OTHER INFORMATION
         Purchase and Redemption of Shares
         Pricing of Shares
         Taxes
         Dividends and Distributions

OBTAINING ADDITIONAL INFORMATION

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DAVIS VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND STRATEGIES

Davis Value Portfolio's investment objective is growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion which we believe are of high quality and whose shares are selling at attractive prices. We select stocks with the intention of holding them for the long term. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

THE DAVIS INVESTMENT PHILOSOPHY

Davis Value Portfolio is managed using the Davis investment philosophy which stresses a back-to-basics approach: we use extensive research to buy growing companies at value prices and hold on to them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth.

>> Over the years, Davis Selected Advisers, L.P., has developed a list of ten characteristics that we believe allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, we search for those possessing:

     o    Excellent management.
     o    Managers who own stock in their own company.
     o    Strong returns on investments of its capital.
     o    A lean expense structure.
     o    A dominant or growing market share in a growing market.
     o    A proven record as an acquirer.
     o    A strong balance sheet.
     o    Products or services that are not likely to become obsolete.
     o    Successful international operations.
     o    Innovation in all aspects of operations.

We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit the managers at their place of business in order to gain insight into the relative value of different businesses.

PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will vary with the prices of the securities in which the Fund invests. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.


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>>   MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the company.

>> COMPANY RISK. The price of a common stock varies with the success and failure of its issuer. As a result, the success of the companies in which the Fund invests largely determines the Fund's performance.

PERFORMANCE INFORMATION

Davis Value Portfolio began selling shares to the public on July 1, 1999. The past performance of the Fund will be included in the next annual update of the Fund's prospectus after it has been offered to the public for a full calendar year.

Davis Selected Advisers, LP, has been managing portfolios in a similar style since 1969, including Davis New York Venture Fund.

DAVIS MANAGEMENT

THE ADVISER AND SUB-ADVISER

Davis Selected Advisers, L.P. ("Adviser") serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio. The Adviser's offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. The Adviser provides investment advice for each of the Davis Funds, manages their business affairs, and provides day-to-day administrative services. The Adviser also serves as investment adviser for other mutual funds and institutional clients.

Davis Selected Advisers-NY, Inc., serves as the sub-adviser ("Sub-Adviser") for each of the Davis Funds, including Davis Value Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Selected Advisers, L.P. The Sub-Adviser's fee is paid by Davis Selected Advisers, not the Fund.

THE ADVISER'S PERFORMANCE HISTORY

Davis Value Portfolio was first offered to the public on July 1, 1999, and does not yet have a performance record covering a full calendar year; however, Davis Selected Advisers has been managing accounts in similar styles for a number of years. The performance results presented in the table below should not be considered predictions of the future performance of the Fund. DAVIS VALUE PORTFOLIO'S PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE DAVIS LARGE CAP EQUITY COMPOSITE PRESENTED BELOW.

The Davis Large Cap Equity Composite performance history includes all accounts ($3.5 million or larger) with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Selected Advisers in managing Davis Value Portfolio. Private accounts may be

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included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may adversely affect the performance results.

The performance history compares the Davis Large Cap Equity Composite on an annualized asset-weighted performance (results net of Davis Value Portfolio's annual operating expense for the year ended December 31, 1998), against the S&P 500(R) Index. The Davis Large Cap Equity Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and every mutual fund in the composite), weighted for the relative size of each account using beginning of period values.

The composite returns are reduced by the Fund's estimated annual operating expenses (1.00% per year). The insurance company's charges on your contract will also reduce actual performance. This calculation, used to measure the performance of a composite, is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized unmanaged index of large capitalization stock performance.

THE PERFORMANCE INFORMATION SET FORTH BELOW FOR DAVIS SELECTED ADVISERS DOES NOT REPRESENT THE PERFORMANCE OF DAVIS VALUE PORTFOLIO,

DAVIS LARGE CAP EQUITY COMPOSITE RETURNS VS. S & P 500 INDEX
(For the periods ending December 31, 1998)

------------------------------------------ --------------------- ------------------ ------------------- -----------------
                                           PAST 1 YEAR           PAST 5 YEARS       PAST 10 YEARS       SINCE
                                                                                                        JANUARY 1,
                                                                                                        1970
------------------------------------------ --------------------- ------------------ ------------------- -----------------
DAVIS LARGE CAP EQUITY COMPOSITE           14.85%                21.87%             20.33%              14.85%
------------------------------------------ --------------------- ------------------ ------------------- -----------------
S&P 500 INDEX                              28.58%                24.03%             19.17%              13.45%
------------------------------------------ --------------------- ------------------ ------------------- -----------------

As of December 31, 1998, the composite included 19 accounts with aggregate assets of $18.27 billion.

ADVISER COMPENSATION

The annual Adviser compensation for the fiscal year December 31, 1999 (based on average net assets) was 0.75%,

SENIOR RESEARCH ADVISER AND FOUNDER, PORTFOLIO MANAGERS

SHELBY M.C. DAVIS serves as Senior Research Adviser and Founder of Davis Selected Advisers. He previously served as Davis New York Venture Fund's Portfolio Manager from its inception in 1969 until February, 1997, and served as President of the Davis Funds until March, 2000.

CHRISTOPHER C. DAVIS Has served as Portfolio Manager of Davis Value Portfolio with Kenneth Charles Feinberg since inception of the Fund, July 1, 1999, and also manages other equity funds advised by Davis Selected Advisers. He has served as Portfolio Manager of various equity funds managed by Davis Selected Advisers since

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October, 1995. Mr. Davis served as assistant Portfolio Manager and research analyst working with Shelby M.C. Davis from September, 1989, through September, 1995.

KENNETH CHARLES FEINBERG Has served as Portfolio Manager of Davis Value Portfolio with Christopher C. Davis since the inception of the Fund, July 1, 1999, and also manages other equity funds advised by Davis Selected Advisers. He has served as Portfolio Manager of various equity funds managed by Davis Selected Advisers since May, 1997. Mr. Feinberg started with Davis Selected Advisers as a research analyst in December, 1994.

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

We ordinarily effect orders to purchase and redeem shares at the Fund's next computed net asset value after we have received an order. Life insurance companies participating in the Fund serve as our designee for receiving orders of separate accounts that invest in the Fund.

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25% for distribution expenses. Currently, the Fund does not intend to make any payments under this plan.

PRICING OF SHARES

We use current market valuations to price the securities in the Fund. Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Debt securities purchased with a maturity of one year or less are usually valued at amortized cost. Longer term debt securities may be valued by an independent pricing service. Securities with unavailable market quotations and other assets are valued at "fair value" as determined by the Board of Directors.

If any of the Fund's securities are traded in markets that close at different times, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price. The net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust Company, our custodian bank. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

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TAXES

Davis Value Portfolio has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund continues to qualify as a regulated investment company and complies with the appropriate provisions of the Code, it will pay no federal income taxes on the amounts it distributes.

Because the Fund's shareholders are insurance companies (such as the one that issues your contract), no discussion of the federal income tax consequences to shareholders is included herein. For information about the federal income tax consequences of purchasing the contracts, see the prospectus for your contract.

DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio generally declares and pays dividends and short-term and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.



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OBTAINING ADDITIONAL INFORMATION

For more information about Davis Value Portfolio, request a free copy of the Statement of Additional Information or the Annual and Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the Fund and its management and operations. An ANNUAL REPORT discusses the market conditions and investment strategies that significantly affected the Fund's performance during the last year. A SEMI-ANNUAL REPORT updates information provided in the Annual Report for the next six months.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

>> FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your Insurance Company or Account Representative can provide you with copies of these documents.

>>   VIA THE INTERNET. Visit the SEC web site (www.sec.gov).

>> FROM THE SEC. The SEC's Public Reference Room in Washington DC. For more information on the operations of the Public Reference Room call 1-800-SEC-0330. Additional copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009.

Investment Company Act File No. 811-9293

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